Exhibit 23 (ii)

CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Registration Statement No. 333-250061 on Form S-1 of our report dated March 25, 2022, relating to the financial statements of MEMBERS Life Insurance Company.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

November 17, 2022